                                                                  Exhibit 10.5


                               GRAHAM CORPORATION

                      SENIOR EXECUTIVE SEVERANCE AGREEMENT

     AGREEMENT between Graham Corporation, a Delaware corporation (the "Corporation"), and Alvaro Cadena (the "Executive"), WITNESSETH:

     WHEREAS, the Board of Directors (the "Board") of the Corporation has approved the Corporation entering into severance agreements with persons designated key executives of the Corporation or its Subsidiaries;

     WHEREAS, the Executive has been designated as a key executive of the Corporation or one of its Subsidiaries by the Board to be a party to this Agreement; and

     WHEREAS, should the Corporation receive any proposal from a person concerning any possible business combination with, or acquisition of equity securities of, the Corporation, the Board believes it imperative that the Corporation and the Board be able to rely upon the Executive to continue in his position, and that the Corporation be able to receive and rely upon his advice, if it requests it, as to the best interests of the Corporation and its shareholders without concern that he might be distracted by the personal uncertainties and risks created by such a proposal; and

     WHEREAS, should the Corporation receive any such proposals, in addition to the Executive's regular duties, he may be called upon to assist in the assessment of such proposals, to advise management and the Board as to whether such proposals would be in the best interests of the Corporation and its shareholders, and to take such other actions as the Board might determine to be appropriate;

     NOW, THEREFORE, to assure the Corporation that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Corporation, and to induce the Executive to remain in the employ of the Corporation, and for other good and valuable consideration, the Corporation and the Executive agree as follows:

     I. SERVICES DURING CERTAIN EVENTS. In the event a person begins a tender or exchange offer, circulates a proxy to shareholders, or takes other steps seeking to effect a Change in Control (as hereinafter defined), the Executive agrees that he will not voluntarily leave the employ of the Corporation, and will render the services contemplated in the recitals to this Agreement, until the person has abandoned or terminated his or its efforts to effect a Change in Control or until three months after a Change in Control has occurred.

     II. TERMINATION AFTER CHANGE IN CONTROL. In the event of a Termination (as hereinafter defined) of the Executive's employment with the Corporation (including its Subsidiaries) either (a) within three years after a Change in Control of the Corporation; or (b) in any of the situations described in Sections III.G. (ii), III.G. (iii) or III.G. (iv) of this Agreement:

         A. LUMP SUM CASH PAYMENT. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive as compensation for services rendered to the Corporation a lump sum (subject to any applicable payroll or other taxes required to be withheld) in an amount equal to (i) one dollar less than three times the Executive's annualized tax-includable compensation, including bonus compensation, for the five most recent taxable years ending before the date of the Change in Control; or (ii) if the Executive was employed by the Corporation for less than five years, one dollar less than three times the Executive's annualized tax includable compensation including bonus compensation for the period during which the individual was continuously employed by the Corporation and ending on the date of the Change in Control of the Corporation. In the event the Executive dies at any time prior to receiving the lump sum payment but following the occurrence of any event requiring the Corporation to pay it under the terms of this Agreement, the payments provided for by this paragraph shall be paid to the Executive's estate.

         B. MONTHLY CASH PAYMENT. (i) At any time prior to the close of business on the Executive's last day of employment with the Corporation, the Executive may in writing elect to receive, instead of the lump sum cash payment provided in Section II.A., consecutive monthly cash payments of a number to be specified by the Executive but not to exceed 36. In the event of such election, the Corporation will pay to the Executive as compensation for services rendered to the Corporation equal consecutive monthly cash payments (subject to any applicable payroll or other taxes required to be withheld) of the number specified by the Executive, such that the sum of the present value on the date of Termination of these payments in the aggregate, as determined pursuant to Section B. (ii), is equal to the amount specified by either Section II.A. (i) if the Executive has been employed by the Corporation for five years or more, or Section II.A.
         (ii) if the Executive has been employed by the Corporation for less than five years. The Corporation will pay the Executive the first of such payments on or before the Executive's last day of employment with the Corporation, and will pay the remaining payments on the first day of each succeeding month until the number of payments specified by the Executive has been paid. In the event the Executive dies at any time prior to receiving all of the monthly payments in the number specified by the Executive but following the occurrence of any event requiring the Corporation to pay them under the terms of this Agreement, the payments provided for by this paragraph shall be paid to the Executive's estate. (ii) The present value of the amount payable under this section II.B. shall be determined using the interest rate prescribed by the Internal Revenue Code of 1986, as amended, (the "Code") Section 1274(b)(2) and applicable regulations and the method prescribed by Code Section 280G(d)(4) and regulations.

         C.  OTHER PROVISIONS.

              (1) BONUS COMPENSATION. Any awards previously made to the Executive as bonus compensation and not previously paid shall immediately vest on the date of his Termination and shall be paid on that date. If the Executive's Termination date and the date of Change in Control are the same, then the bonus payment made on the date of termination shall be included as compensation in the month when paid, for the purpose of determining the Executive's five-year annualized tax-includable compensation as provided in paragraph II(A) herein.

              (2) SAVINGS AND OTHER PLANS. The Executive's participation in any applicable savings and/or profit sharing plan of the Corporation or any of its subsidiaries, and any terminating distributions and/or vested rights under such plans shall be governed by the terms of those respective plans.

              (3) STOCK INCENTIVE PLAN; STOCK OPTION AND STOCK APPRECIATION RIGHTS. Upon Termination of the Executive's employment the Corporation agrees to accelerate and make immediately exercisable in full all unmatured installments of all options which the Executive then holds to acquire securities. Such options shall be exercisable by the Executive in accordance with their terms.

              (4) RETIREMENT BENEFITS. (a) The Executive shall be entitled to the total retirement benefits actually payable to him or his beneficiaries under the Corporation's retirement plans or any successor plans of the Corporation, and in the amount and manner prescribed by such plans.

                    (b) Upon Termination of the Executive's employment with the
               Corporation following a Change in Control, the Corporation shall pay and provide to the Executive (or, in the event of his death, to his estate) within twenty (20) days following his termination of employment with the Corporation, a lump sum payment in an amount equal to the excess, if any, of:

                         (i) the present value of the aggregate benefits to
                    which he would be entitled under any and all qualified and non-qualified defined benefit pension plans maintained by, or covering employees of, the Corporation if he were 100% vested thereunder, such benefits to be determined as of the date of termination of employment; over

                         (ii) the present value of the benefits to which he is
                    actually entitled under such defined benefit pension plans as of the date of his termination;

          where such present values are to be determined using the mortality tables prescribed under section 415(b)(2)(E)(v) of the Code and a discount rate, compounded monthly, equal to the annualized rate of interest prescribed under section 415 of the Code for the valuation of lump sum payments for the month in which the Executive's termination of employment occurs; provided, however, that if the Executive so requests by notifying the Corporation prior to the close of business on the Executive's last day of employment with the Corporation, the above payment will be made in equal monthly cash payments of a number to be specified by the Executive (but not to exceed thirty-six (36)), and the present value of such monthly payments will equal the above lump sum amount.

          D. OTHER EMPLOYMENT. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, nor shall any payments under this Agreement be reduced on account of any compensation, benefits or service credits for benefits from any employment that the Executive may obtain following his Termination.

          E. DEFINITIONS.

          (1) "CHANGE IN CONTROL". For the purposes of this Agreement, a "Change in Control" shall be deemed to have taken place if:

               (a) as the result of, or in connection with, any cash tender or exchange offer, consolidation, merger or other business combination, sale of assets or contested election or elections, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease for any reason to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation (including any entity acquiring substantially all the assets of the Corporation); OR

               (b) a "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on the date hereof), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of shares of the Corporation having 25% or more of the total number of votes that may be cast for the election of Directors of the Corporation; OR

               (c) any event occurs with respect to the Corporation that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A, or to Item 1 of Form 8-K, under the Securities Exchange Act of 1934, as amended.

     (2) "TERMINATION". For the purposes of this Agreement, the term "Termination" shall mean termination by the Corporation of the employment of the Executive with the Corporation (including its subsidiaries) for any reason other than death, disability or cause (as defined below), or resignation of the Executive upon the occurrence of either of the following events:

               (a) A change in the nature or scope of the Executive's authority from that prior to a Change in Control, a reduction in the Executive's total compensation (including all and any base compensation, bonuses, incentive compensation and benefits of any kind or nature whatsoever and including but not limited to the benefits referred to in Paragraph C of this Section II) from that prior to a Change in Control, or failure of the Corporation to make any increase in compensation to which the Executive may be entitled under any employment agreement, or a change requiring the Executive to perform services other than in Batavia, New York or in any location more than thirty miles distant from Rochester, New York by road, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's present business travel obligations; or

               (b) A reasonable determination (as defined below) by the Executive that, as a result of a Change in Control and a change in circumstances thereafter significantly affecting his position, he is unable to exercise the authority, powers, function or duties attached to his position.

          (3) "CAUSE". The term "cause" means fraud, misappropriation or intentional material damage to the property or business of the Corporation or commission of a felony.

          (4) "DISABILITY" The term "disability" means the Executive's absence from his duties with the Corporation on a full time basis for 6 successive months, or for shorter periods aggregating 7 months or more in any year, as a result of the Executive's incapacity due to physical or mental illness, unless within 30 days after the Corporation gives written notice of termination following such absence the Executive shall have returned to the full time performance of his duties.

          (5) "REASONABLE DETERMINATION". Termination of employment by the Executive in his "reasonable determination" shall mean termination based on:

               (a) subsequent to a Change in Control of the Corporation, and without the Executive's express written consent, the assignment to him of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change in Control, or a change in the Executive's reporting responsibilities, titles, or offices as in effect immediately prior to a Change in Control, or any removal of the Executive from or any failure to re-elect him to any of such positions, except in connection with the termination of his employment for cause, Disability or Retirement or as a result of his death or by the Executive other than in a Reasonable Determination; or

               (b) subsequent to a Change in Control of the Corporation, a reduction by the Corporation in the Executive's base salary as in effect on the date hereof or as the same may be increased from time to time, or failure of the Corporation to make an increase in compensation to which the Executive may be entitled under any employment agreement; or

               (c) subsequent to a Change in Control of the Corporation, a failure by the Corporation to continue any bonus plans in which the Executive is presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Corporation to continue the Executive as a participant in the Bonus Plans on at least the same basis as he presently participates in accordance with the Bonus Plans; or

               (d) subsequent to a Change in Control of the Corporation, the failure by the Corporation to continue in effect (subject to such changes as may be required by law from time to time) any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health-and-accident plan or disability plan in which the Executive is participating at the time of Change in Control of the Corporation (or plans providing him with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him at the time of the Change in Control, or the failure by the Corporation to provide him with the number of paid vacation days to which he is then entitled in accordance with the Corporation's normal vacation policy in effect on the date hereof; or

               (e) prior to a Change in Control of the Corporation, the failure by the Corporation to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in
               Section III(D) hereof.

     III. GENERAL.

          A. INDEMNIFICATION. (1) The Corporation shall indemnify the Executive for all reasonable attorney fees and other expenses incurred in connection with enforcement or interpretation of this Agreement or any provision contained herein, such indemnification to be payable as and when the Executive is billed for such attorney fees or other expenses. The Indemnification provided for hereunder shall be payable notwithstanding any judgment or decision adverse to the Executive resulting from any litigation or arbitration ("Proceeding") in connection with this agreement provided that, if such Proceeding is commenced by the Executive, the Executive acted in good faith in commencing the Proceeding. The Corporation hereby agrees to pay pre-judgment interest on any money judgment or award obtained by the Executive in connection with this agreement, calculated at the prime interest rate of the Fleet Bank of New York in effect from time to time from the date that payment(s) to him should have been made under this Agreement.

               (2) (a) If, following a Change in Control, for any taxable year the Executive shall be liable for the payment of an excise tax under
          Section 4999 of the Code or any successor provision of the Code thereto (Section 4999 of the Code and any successor provision thereto hereinafter collectively "Section 4999 of the Code"), with respect to any payment of money or property made by the Corporation or any direct or indirect subsidiary or affiliate of the Corporation to (or for the benefit of) the Executive, the Corporation shall pay to the Executive an amount equal to X determined under the following formula:

                                           E x P
                  X = -----------------------------------------------
                             1 - [(FI x (1 - SLI)) + SLI + E + M]


where

      X = the amount to be paid to the Executive under this section III.A(2)(a);

      E = the rate at which the excise tax is assessed under Section 4999 of the Code;

      P = the amount with respect to which such excise tax is assessed, determined without regard to this section III.A(2);

     FI = the highest marginal rate of income tax applicable to the Executive under the Code for the taxable year in question; and

   SLI = the sum of the highest marginal rates of income tax applicable to the Executive under applicable state and local laws for the taxable year in question; and

     M = the highest marginal rate of Medicare tax applicable to the Executive under the Code for the taxable year in question.

     With respect to any payment that is made to the Executive under the terms of this Agreement, or otherwise, and on which an excise tax under Section 4999 of the Code will be assessed, the payment determined under this section III.A(2) shall be made to the Executive not later than the earlier of (i) the date the Corporation or any direct or indirect subsidiary or affiliate of the Corporation is required to withhold such tax, or (ii) the date the tax is required to be paid by the Executive. With respect to any payment made under the terms of this Agreement in any other year and on which an excise tax under Section 4999 of the Code will be assessed, the payment under this section III.A(2) shall be made to the Executive not later than December 31st of the year in which the payment on which such excise tax will be assessed is made to the Executive.

          (b) Notwithstanding anything in this section III.A(2) to the contrary, in the event that the Executive's liability for the excise tax under
     Section 4999 of the Code for a taxable year is subsequently determined to be different than the amount determined by the formula (X + P) x E, where X, P and E have the meanings provided in section III.A(2)(a), the Executive or the Corporation, as the case may be, shall pay to the other party at the time that the amount of such excise tax is finally determined, an appropriate amount, plus interest, such that the payment made under section III.A(2)(a), when increased by the amount of the payment made to the Executive under this section III.A(2)(b) by the Corporation, or when reduced by the amount of the payment made to the Corporation under this section III.A(2)(b) by the Executive, equals the amount that should have been properly paid to the Executive under section III.A(2)(a). The interest paid under this Section III.A(2)(b) shall be determined at the rate provided under Section 1274(b)(2)(B) of the Code. To confirm that the proper amount, if any, was paid to the

     Executive under this Section III.A(2), the Executive shall furnish to the Corporation a copy of each tax return which reflects a liability for an excise tax payment under Section 4999 of the Code with respect to a payment made by the Corporation, at least twenty (20) days before the date on which such return is required to be filed with the Internal Revenue Service.

          B. PAYMENT OBLIGATIONS ABSOLUTE. The Corporation's obligation hereunder shall be considered severance pay in consideration of the Executive's past service, and pay in consideration of his continued service from the date hereof and shall not be affected in any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right that the Corporation may have against him or anyone else, or any duty by the Executive to mitigate his damages by seeking further employment. All amounts payable by the Corporation hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reason whatsoever.

          C. CONTINUING OBLIGATIONS. The Executive shall retain in confidence any confidential information known to him concerning the Corporation and its subsidiaries and their respective businesses as long as such information is not publicly disclosed.

          D. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successors of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, including the stock or assets of any subsidiary, by agreement to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place, a copy of which agreement shall be delivered to the Executive prior to or contemporaneously with such succession. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Corporation in the same amount and on the same terms as he would be entitled hereunder in the event of a Termination as herein provided. As used in this Agreement, "Corporation" shall include any successor to substantially all of the business and/or assets of the Corporation.

          E. SEVERABILITY. Any provision in this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          F. CONTROLLING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, without reference to conflict of law principles.

          G. TERMINATION. This Agreement shall terminate if the Board determines, prior to any Termination of the employment of the Executive, that the Executive is no longer to be designated a key executive of the Corporation and so notifies the Executive in writing; EXCEPT THAT such determination shall not be made, and if made shall have no effect, (i) within three years after a Change in Control or
     (ii) during any period of time when the Corporation has or should have knowledge that any person has taken steps, or plans to or has proposed to take steps, reasonably calculated to effect a Change in Control until, in the opinion of the Board, the person has abandoned or terminated his or its efforts to effect a Change in Control or (iii) following the commencement of any discussions with any person that ultimately result in the occurrence of a Change in Control or (iv) if undertaken at the instance or upon the suggestion of any participant in a prospective Change in Control or any agent or other person acting on behalf of or in conjunction with any such participant in a prospective Change in Control. For purposes of section
     (ii) of the preceding sentence, any decision by the Board that a person has abandoned or terminated his or its efforts to effect a Change in Control shall be conclusive and binding on the Executive, EXCEPT THAT no such decision of the Board shall have effect if, within three years following such decision being made by the Board, any person with respect to whose abandonment or termination of an effort to cause a Change in Control a Board determination was made, or any affiliate or agent of such a person, effects or participates, directly or indirectly, in any activity causing or assisting in the occurrence of, a Change in Control.

          H. FRAUDULENT CONVEYANCE. Should the Corporation be unable to make any payment called for by this Agreement, as a result of the whole or partial transfer from its control, by whatever means, of the stock and/or assets of Graham Manufacturing Co., Inc. or any successor thereto, such transfer shall be deemed a fraudulent conveyance of assets, voidable to the extent necessary to fully discharge all of the obligations of the Corporation to the Executive under this Agreement.

     IV. PRIOR AGREEMENT. This instrument contains the entire agreement of the parties hereto relating to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings, representations, whether or not in writing, relating to the subject matter hereof, but shall not affect any Employment Agreement between the Executive and the Corporation and/or any of its subsidiaries.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the 28th day of July, 1995.

                                  GRAHAM CORPORATION

                                  By:/s/ F.D. Berkeley
                                     ---------------------------------
                                     F.D. Berkeley
                                     Chairman and Chief Executive Officer



ATTEST:

/s/ Cornelius S. Van Rees
-----------------------------
Secretary

[SEAL]



                                  EXECUTIVE

                                  /s/ A. Cadena
                                  -------------------------------
                                  Alvaro Cadena

                               GRAHAM CORPORATION
                      SENIOR EXECUTIVE SEVERANCE AGREEMENT

     AGREEMENT between Graham Corporation, a Delaware corporation (the "Corporation"), and J. Ronald Hansen (the "Executive"), WITNESSETH:

     WHEREAS, the Board of Directors (the "Board") of the Corporation has approved the Corporation entering into severance agreements with persons designated key executives of the Corporation or its Subsidiaries;

     WHEREAS, the Executive has been designated as a key executive of the Corporation or one of its Subsidiaries by the Board to be a party to this Agreement; and

     WHEREAS, should the Corporation receive any proposal from a person concerning any possible business combination with, or acquisition of equity securities of, the Corporation, the Board believes it imperative that the Corporation and the Board be able to rely upon the Executive to continue in his position, and that the Corporation be able to receive and rely upon his advice, if it requests it, as to the best interests of the Corporation and its shareholders without concern that he might be distracted by the personal uncertainties and risks created by such a proposal; and

     WHEREAS, should the Corporation receive any such proposals, in addition to the Executive's regular duties, he may be called upon to assist in the assessment of such proposals, to advise management and the Board as to whether such proposals would be in the best interests of the Corporation and its shareholders, and to take such other actions as the Board might determine to be appropriate;

     NOW, THEREFORE, to assure the Corporation that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Corporation, and to induce the Executive to remain in the employ of the Corporation, and for other good and valuable consideration, the Corporation and the Executive agree as follows:

     I. SERVICES DURING CERTAIN EVENTS. In the event a person begins a tender or exchange offer, circulates a proxy to shareholders, or takes other steps seeking to effect a Change in Control (as hereinafter defined), the Executive agrees that he will not voluntarily leave the employ of the Corporation, and will render the services contemplated in the recitals to this Agreement, until the person has abandoned or terminated his or its efforts to effect a Change in Control or until three months after a Change in Control has occurred.

     II. TERMINATION AFTER CHANGE IN CONTROL. In the event of a Termination (as hereinafter defined) of the Executive's employment with the Corporation (including its Subsidiaries) either (a) within three years after a Change in Control of the Corporation; or (b) in any of the situations described in Sections III.G. (ii), III.G. (iii) or III.G. (iv) of this Agreement:

     A. LUMP SUM CASH PAYMENT. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive as compensation for services rendered to the Corporation a lump sum (subject to any applicable payroll or other taxes required to be withheld) in an amount equal to (i) one dollar less than three times the Executive's annualized tax-includable compensation, including bonus compensation, for the five most recent taxable years ending before the date of the Change in Control; or (ii) if the Executive was employed by the Corporation for less than five years, one dollar less than three times the Executive's annualized tax includable compensation including bonus compensation for the period during which the individual was continuously employed by the Corporation and ending on the date of the Change in Control of the Corporation. In the event the Executive dies at any time prior to receiving the lump sum payment but following the occurrence of any event requiring the Corporation to pay it under the terms of this Agreement, the payments provided for by this paragraph shall be paid to the Executive's estate.

     B. MONTHLY CASH PAYMENT. (i) At any time prior to the close of business on the Executive's last day of employment with the Corporation, the Executive may in writing elect to receive, instead of the lump sum cash payment provided in Section II.A., consecutive monthly cash payments of a number to be specified by the Executive but not to exceed 36. In the event of such election, the Corporation will pay to the Executive as compensation for services rendered to the Corporation equal consecutive monthly cash payments (subject to any applicable payroll or other taxes required to be withheld) of the number specified by the Executive, such that the sum of the present value on the date of Termination of these payments in the aggregate, as determined pursuant to Section B. (ii), is equal to the amount specified by either Section II.A. (i) if the Executive has been employed by the Corporation for five years or more, or Section II.A. (ii) if the Executive has been employed by the Corporation for less than five years. The Corporation will pay the Executive the first of such payments on or before the Executive's last day of employment with the Corporation, and will pay the remaining payments on the first day of each succeeding month until the number of payments specified by the Executive has been paid. In the event the Executive dies at any time prior to receiving all of the monthly payments in the number specified by the Executive but following the occurrence of any event requiring the Corporation to pay them under the terms of this Agreement, the payments provided for by this paragraph shall be paid to the Executive's estate. (ii) The present value of the amount payable under this section II.B. shall be determined using the interest rate prescribed by the Internal Revenue Code of 1986, as amended, (the "Code") Section 1274(b)(2) and applicable regulations and the method prescribed by Code Section 280G(d)(4) and regulations.

     C. OTHER PROVISIONS.

          (1) BONUS COMPENSATION. Any awards previously made to the Executive as bonus compensation and not previously paid shall immediately vest on the date of his Termination and shall be paid on that date. If the Executive's Termination date and the date of Change in Control are the same, then the bonus payment made on the date of termination shall be included as compensation in the month when paid, for the purpose of determining the Executive's five-year annualized tax-includable compensation as provided in paragraph II(A) herein.

          (2) SAVINGS AND OTHER PLANS. The Executive's participation in any applicable savings and/or profit sharing plan of the Corporation or any of its subsidiaries, and any terminating distributions and/or vested rights under such plans shall be governed by the terms of those respective plans.

          (3) STOCK INCENTIVE PLAN; STOCK OPTION AND STOCK APPRECIATION RIGHTS. Upon Termination of the Executive's employment the Corporation agrees to accelerate and make immediately exercisable in full all unmatured installments of all options which the Executive then holds to acquire securities. Such options shall be exercisable by the Executive in accordance with their terms.

          (4) RETIREMENT BENEFITS. (a) The Executive shall be entitled to the total retirement benefits actually payable to him or his beneficiaries under the Corporation's retirement plans or any successor plans of the Corporation, and in the amount and manner prescribed by such plans.

               (b) Upon Termination of the Executive's employment with the Corporation following a Change in Control, the Corporation shall pay and provide to the Executive (or, in the event of his death, to his estate) within twenty (20) days following his termination of employment with the Corporation, a lump sum payment in an amount equal to the excess, if any, of:

                    (i) the present value of the aggregate benefits to
               which he would be entitled under any and all qualified and non-qualified defined benefit pension plans maintained by, or covering employees of, the Corporation if he were 100% vested thereunder, such benefits to be determined as of the date of termination of employment; over

                    (ii) the present value of the benefits to which he is
               actually entitled under such defined benefit pension plans as of the date of his termination;

          where such present values are to be determined using the mortality tables prescribed under section 415(b)(2)(E)(v) of the Code and a discount rate, compounded monthly, equal to the annualized rate of interest prescribed under section 415 of the Code for the valuation of lump sum payments for the month in which the Executive's termination of employment occurs; provided, however, that if the Executive so requests by notifying the Corporation prior to the close of business on the Executive's last day of employment with the Corporation, the above payment will be made in equal monthly cash payments of a number to be specified by the Executive (but not to exceed thirty-six (36)), and the present value of such monthly payments will equal the above lump sum amount.

     D. OTHER EMPLOYMENT. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, nor shall any payments under this Agreement be reduced on account of any compensation, benefits or service credits for benefits from any employment that the Executive may obtain following his Termination.

     E. DEFINITIONS.

     (1) "CHANGE IN CONTROL". For the purposes of this Agreement, a "Change in Control" shall be deemed to have taken place if:

          (a) as the result of, or in connection with, any cash tender or exchange offer, consolidation, merger or other business combination, sale of assets or contested election or elections, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease for any reason to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation (including any entity acquiring substantially all the assets of the Corporation); OR

          (b) a "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on the date hereof), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of shares of the Corporation having 25% or more of the total number of votes that may be cast for the election of Directors of the Corporation; OR

          (c) any event occurs with respect to the Corporation that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A, or to Item 1 of Form 8-K, under the Securities Exchange Act of 1934, as amended.

     (2) "TERMINATION". For the purposes of this Agreement, the term "Termination" shall mean termination by the Corporation of the employment of the Executive with the Corporation (including its subsidiaries) for any reason other than death, disability or cause (as defined below), or resignation of the Executive upon the occurrence of either of the following events:

          (a) A change in the nature or scope of the Executive's authority from that prior to a Change in Control, a reduction in the Executive's total compensation (including all and any base compensation, bonuses, incentive compensation and benefits of any kind or nature whatsoever and including but not limited to the benefits referred to in Paragraph C of this Section II) from that prior to a Change in Control, or failure of the Corporation to make any increase in compensation to which the Executive may be entitled under any employment agreement, or a change requiring the Executive to perform services other than in Batavia, New York or in any location more than thirty miles distant from Rochester, New York by road, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's present business travel obligations; or

          (b) A reasonable determination (as defined below) by the Executive that, as a result of a Change in Control and a change in circumstances thereafter significantly affecting his position, he is unable to exercise the authority, powers, function or duties attached to his position.

     (3) "CAUSE". The term "cause" means fraud, misappropriation or intentional material damage to the property or business of the Corporation or commission of a felony.

     (4) "DISABILITY" The term "disability" means the Executive's absence from his duties with the Corporation on a full time basis for 6 successive months, or for shorter periods aggregating 7 months or more in any year, as a result of the Executive's incapacity due to physical or mental illness, unless within 30 days after the Corporation gives written notice of termination following such absence the Executive shall have returned to the full time performance of his duties.

     (5) "REASONABLE DETERMINATION". Termination of employment by the Executive in his "reasonable determination" shall mean termination based on:

          (a) subsequent to a Change in Control of the Corporation, and without the Executive's express written consent, the assignment to him of any duties inconsistent with his positions, duties, responsibilities and status with the Corporation immediately prior to a Change in Control, or a change in the Executive's reporting responsibilities, titles, or offices as in effect immediately prior to a Change in Control, or any removal of the Executive from or any failure to re-elect him to any of such positions, except in connection with the termination of his employment for cause, Disability or Retirement or as a result of his death or by the Executive other than in a Reasonable Determination; or

          (b) subsequent to a Change in Control of the Corporation, a reduction by the Corporation in the Executive's base salary as in effect on the date hereof or as the same may be increased from time to time, or failure of the Corporation to make an increase in compensation to which the Executive may be entitled under any employment agreement; or

          (c) subsequent to a Change in Control of the Corporation, a failure by the Corporation to continue any bonus plans in which the Executive is presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Corporation to continue the Executive as a participant in the Bonus Plans on at least the same basis as he presently participates in accordance with the Bonus Plans; or

          (d) subsequent to a Change in Control of the Corporation, the failure by the Corporation to continue in effect (subject to such changes as may be required by law from time to time) any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health-and-accident plan or disability plan in which the Executive is participating at the time of Change in Control of the Corporation (or plans providing him with substantially similar benefits), the taking of any action by the Corporation which would adversely affect the Executive's participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him at the time of the Change in Control, or the failure by the Corporation to provide him with the number of paid vacation days to which he is then entitled in accordance with the Corporation's normal vacation policy in effect on the date hereof; or

          (e) prior to a Change in Control of the Corporation, the failure by the Corporation to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section III(D) hereof.

     III. GENERAL.

          A. INDEMNIFICATION. (1) The Corporation shall indemnify the Executive for all reasonable attorney fees and other expenses incurred in connection with enforcement or interpretation of this Agreement or any provision contained herein, such indemnification to be payable as and when the Executive is billed for such attorney fees or other expenses. The Indemnification provided for hereunder shall be payable notwithstanding any judgment or decision adverse to the Executive resulting from any litigation or arbitration ("Proceeding") in connection with this agreement provided that, if such Proceeding is commenced by the Executive, the Executive acted in good faith in commencing the Proceeding. The Corporation hereby agrees to pay pre-judgment interest on any money judgment or award obtained by the Executive in connection with this agreement, calculated at the prime interest rate of the Fleet Bank of New York in effect from time to time from the date that payment(s) to him should have been made under this Agreement.

          (2) (a) If, following a Change in Control, for any taxable year the Executive shall be liable for the payment of an excise tax under Section 4999 of the Code or any successor provision of the Code thereto (Section 4999 of the Code and any successor provision thereto hereinafter collectively "Section 4999 of the Code"), with respect to any payment of money or property made by the Corporation or any direct or indirect subsidiary or affiliate of the Corporation to (or for the benefit of) the Executive, the Corporation shall pay to the Executive an amount equal to X determined under the following formula:


                                     E x P
          X =  ----------------------------------------------------
               1 - [(FI x (1 - SLI)) + SLI + E + M]

where

     X   =   the amount to be paid to the Executive under this section
             III.A(2)(a);

     E   =   the rate at which the excise tax is assessed under Section 4999 of the Code;


     P   =   the amount with respect to which such excise tax is assessed, determined without regard to this section III.A(2);

     FI  =   the highest marginal rate of income tax applicable to the Executive under the Code for the taxable year in question; and

     SLI = the sum of the highest marginal rates of income tax applicable to the Executive under applicable state and local laws for the taxable year in question; and

     M   =   the highest marginal rate of Medicare tax applicable to the
             Executive under the Code for the taxable year in question.

With respect to any payment that is made to the Executive under the terms of this Agreement, or otherwise, and on which an excise tax under Section 4999 of the Code will be assessed, the payment determined under this section III.A(2) shall be made to the Executive not later than the earlier of (i) the date the Corporation or any direct or indirect subsidiary or affiliate of the Corporation is required to withhold such tax, or (ii) the date the tax is required to be paid by the Executive. With respect to any payment made under the terms of this Agreement in any other year and on which an excise tax under Section 4999 of the Code will be assessed, the payment under this section III.A(2) shall be made to the Executive not later than December 31st of the year in which the payment on which such excise tax will be assessed is made to the Executive.

          (b) Notwithstanding anything in this section III.A(2) to the contrary, in the event that the Executive's liability for the excise tax under
     Section 4999 of the Code for a taxable year is subsequently determined to be different than the amount determined by the formula (X + P) x E, where X, P and E have the meanings provided in section III.A(2)(a), the Executive or the Corporation, as the case may be, shall pay to the other party at the time that the amount of such excise tax is finally determined, an appropriate amount, plus interest, such that the payment made under section III.A(2)(a), when increased by the amount of the payment made to the Executive under this section III.A(2)(b) by the Corporation, or when reduced by the amount of the payment made to the Corporation under this section III.A(2)(b) by the Executive, equals the amount that should have been properly paid to the Executive under section III.A(2)(a). The interest paid under this Section III.A(2)(b) shall be determined at the rate provided under Section 1274(b)(2)(B) of the Code. To confirm that the proper amount, if any, was paid to the

     Executive under this Section III.A(2), the Executive shall furnish to the Corporation a copy of each tax return which reflects a liability for an excise tax payment under Section 4999 of the Code with respect to a payment made by the Corporation, at least twenty (20) days before the date on which such return is required to be filed with the Internal Revenue Service.

        B. PAYMENT OBLIGATIONS ABSOLUTE. The Corporation's obligation hereunder shall be considered severance pay in consideration of the Executive's past service and agreement to accept employment with the Corporation, and pay in consideration of his continued service from the date hereof and shall not be affected in any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right that the Corporation may have against him or anyone else, or any duty by the Executive to mitigate his damages by seeking further employment. All amounts payable by the Corporation hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reason whatsoever.

        C. CONTINUING OBLIGATIONS. The Executive shall retain in confidence any confidential information known to him concerning the Corporation and its subsidiaries and their respective businesses as long as such information is not publicly disclosed.

        D. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successors of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, including the stock or assets of any subsidiary, by agreement to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place, a copy of which agreement shall be delivered to the Executive prior to or contemporaneously with such succession. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Corporation in the same amount and on the same terms as he would be entitled hereunder in the event of a Termination as herein provided. As used in this Agreement, "Corporation" shall include any successor to substantially all of the business and/or assets of the Corporation.

        E. SEVERABILITY. Any provision in this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        F. CONTROLLING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, without reference to conflict of law principles.

        G. TERMINATION. This Agreement shall terminate if the Board determines, prior to any Termination of the employment of the Executive, that the Executive is no longer to be designated a key executive of the Corporation and so notifies the Executive in writing; EXCEPT THAT such determination shall not be made, and if made shall have no effect, (i) within three years after a Change in Control or
     (ii) during any period of time when the Corporation has or should have knowledge that any person has taken steps, or plans to or has proposed to take steps, reasonably calculated to effect a Change in Control until, in the opinion of the Board, the person has abandoned or terminated his or its efforts to effect a Change in Control or (iii) following the commencement of any discussions with any person that ultimately result in the occurrence of a Change in Control or (iv) if undertaken at the instance or upon the suggestion of any participant in a prospective Change in Control or any agent or other person acting on behalf of or in conjunction with any such participant in a prospective Change in Control. For purposes of section
     (ii) of the preceding sentence, any decision by the Board that a person has abandoned or terminated his or its efforts to effect a Change in Control shall be conclusive and binding on the Executive, EXCEPT THAT no such decision of the Board shall have effect if, within three years following such decision being made by the Board, any person with respect to whose abandonment or termination of an effort to cause a Change in Control a Board determination was made, or any affiliate or agent of such a person, effects or participates, directly or indirectly, in any activity causing or assisting in the occurrence of, a Change in Control.

     H. FRAUDULENT CONVEYANCE. Should the Corporation be unable to make any payment called for by this Agreement, as a result of the whole or partial transfer from its control, by whatever means, of the stock and/or assets of Graham Manufacturing Co., Inc. or any successor thereto, such transfer shall be deemed a fraudulent conveyance of assets, voidable to the extent necessary to fully discharge all of the obligations of the Corporation to the Executive under this Agreement.

          IV. PRIOR AGREEMENT. This instrument contains the entire agreement of the parties hereto relating to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings, representations, whether or not in writing, relating to the subject matter hereof, but shall not affect any Employment Agreement between the Executive and the Corporation and/or any of its subsidiaries.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the 28th day of July, 1995.


                                      GRAHAM CORPORATION


                                      By: /s/ F.D. Berkeley
                                         ---------------------------------
                                         F.D. Berkeley
                                         Chairman and Chief Executive Officer




ATTEST:


/s/ Cornelius S. Van Rees
-----------------------------
Secretary


[SEAL]



                                      EXECUTIVE

                                      /s/ J. Ronald Hansen
                                      -------------------------------
                                      J. Ronald Hansen